NATIONWIDE MUTUAL FUNDS
Nationwide Global Sustainable Equity Fund

Supplement dated August 12, 2021
to the Summary Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Joseph Elegante, CFA	Head of Sustainable Equities and Executive Director	Since 2015
Adam Jokich, CFA	Executive Director	Since 2021

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE